EXHIBIT 10.2

AMENDMENT NO. 4 TO ETHANOL MARKETING AGREEMENT

THIS AMENDMENT NO. 4 TO ETHANOL MARKETING AGREEMENT dated effective

April 1, 2019 (the "Amendment"), is made and entered into by NGL CRUDE LOGISTICS, LLC, f/k/a Gavilon, LLC ("NGL") and ABE SOUTH DAKOTA, LLC ("Producer").

RECITALS:

(a)

NGL and Producer are parties to an Ethanol Marketing Agreement dated May 4, 2012, as amended (collectively, the "Agreement"). All capitalized terms in this Amendment shall have the meanings ascribed to them in the Agreement, unless otherwise defined herein.

(b)	7The Parties desire to amend the Term of the agreement as set forth below.

AGREEMENT:

NOW THEREFORE, in consideration of the agreements herein made and for other good and valuable consideration, the Parties acknowledge and agree as follows:

1.Ethanol Agreement Amendment. Effective as of the date hereof, the Agreement shall be amended as follows:

1.1 Term. The Term of the Agreement shall continue on a month  to month  basis unless either Party provides the other Party with three (3) months prior written notice that the Agreement shall terminate at the end of the third (3rd) full month following delivery of such termination notice.

2.Binding and Effective/Successors and Assigns. Upon execution and delivery of this Amendment by the Parties hereto, this Amendment shall become binding and effective. This Amendment shall inure to the benefit of and be binding on the Parties hereto and their respective successors and permitted assigns.

3.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

4.Conflicts. The terms and conditions of the Agreement shall remain in full force and effect as amended by this Amendment.•

5.Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereto.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NGL CRUDE LOGISTICS, LLCABE SOUTH DAKOTA, LLC

By:_/s/ Scott Law____________By:_/s/ Richard R. Peterson___

Name:_Scott Law___________Name:_Richard R. Peterson___

Title:_VP Renewable Fuels____Title:_CEO_________________